UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2007

                                -----------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

           California                                        46-0476193
        (State or other             (Commission           (I.R.S. Employer
 jurisdiction of incorporation)     File Number)        Identification Number)

             27710 Jefferson Avenue
                   Suite A100
              Temecula, California                              92590
    (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 - Entry into a Material Definitive Agreement.

         David Bartram, 51, has been appointed President of the SBA Division of Temecula Valley Bank ("Bank"), the principal subsidiary of Temecula Valley Bancorp Inc. ("Company") (NASDAQ: TMCV). Mr. Bartram will begin his employment on January 7, 2008 pursuant to an employment agreement that provides an annual base salary of $390,000, subject to annual merit increases. For 2008, Mr. Bartram will receive a pro rata incentive bonus equal to the greater of $300,000 or 4% of the net income solely attributable to the Bank's SBA Division, before income taxes and corporate administrative charges ("Net Operating Earnings"). After 2008, the incentive bonus will equal the lesser of 4% of Net Operating Earnings or 200% of base salary. Mr. Bartram will receive an option to purchase 40,000 shares of the Company's common stock at fair market value on date of grant, a $1,000 per month car allowance, participation in group medical and other benefit plans offered to other similarly titled employees of the Bank and a salary continuation plan of $100,000 annually at age 65 for up to 15 years, if eligible.

         Upon termination without cause, Mr. Bartram is entitled to receive 12 months base salary paid over 12 months. Upon a change in control, Mr. Bartram's unvested options will vest.

         Prior to joining the Bank, Mr. Bartram served as manager of the SBA division of U.S. Bank and before Bank of Commerce was acquired by U.S. Bank in 1999, he was the head of the SBA division of the Bank of Commerce, starting there in 1984. Mr. Bartram is serving a three-year term as chairman of the board of directors of the National Association of Government of Guaranteed Lenders ("NAGGL"), a national trade organization representing 80% of all SBA lenders nationwide. He is also a former vice chairman of NAGGL's government relations and technical issues committee.


Item 9.01 - Financial Statements and Exhibits.

Exhibit No.                                  Description
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10.1                                         Bartram Employment Agreement



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TEMECULA VALLEY BANCORP INC.


Date: November 19, 2007                        By: /s/ STEPHEN H. WACKNITZ
                                                  ------------------------------
                                                  Stephen H. Wacknitz
                                                  Chief Executive Officer and
                                                  President